Clover Health Reports First Quarter 2025 Results and Improves Full Year 2025 Guidance
•First quarter 2025 Medicare Advantage membership of 103,418, up 30% year-over-year
•First quarter 2025 Total revenues of $462 million, up 33% year-over-year
•Medicare Advantage medical costs are in line with expectations, underscoring the strength of Clover’s technology-first care management model
•Meaningful improvement across first quarter 2025 profitability metrics:
◦GAAP Net loss of $1 million, as compared to a GAAP Net loss of $19 million a year ago
◦Adjusted EBITDA of $26 million, up 279% year-over-year
◦Adjusted Net income of $25 million, up 322% year-over-year
Improved Full Year 2025 Guidance:
•Average Medicare Advantage membership of 103,000 - 107,000, representing 30% growth year-over-year at the midpoint
•Insurance revenue between $1.800 billion and $1.875 billion, representing 37% growth year-over-year at the midpoint
•Adjusted EBITDA profitability between $50 million and $70 million
•Adjusted Net income between $50 million and $70 million
WILMINGTON, Del. – May 6, 2025 – Clover Health Investments, Corp. (Nasdaq: CLOV) (“Clover,” “Clover Health” or the “Company”), today reported financial results for the first quarter 2025. Management will host a conference call today at 5:00 p.m. ET to discuss its operating results and other business highlights.
"I am very pleased with our strong start to the year, demonstrating our ability to meaningfully grow membership and expand profitability," said Clover Health CEO Andrew Toy. "Our differentiated model is designed to drive scalable growth and proactively manage our medical costs amidst regulatory changes, outperforming others in the industry, with Clover Assistant. Our recently published clinical whitepaper on Congestive Heart Failure shows that a relationship with a Clover Assistant provider was associated with lower average number of all-cause hospitalizations (18% lower) and 30-day readmissions (25% lower)."
"Our strong first quarter 2025 financial results reflect the execution of our strategic plan to grow revenue and membership above-market rates, while continuing to drive profitability. First quarter 2025 medical costs are in line with expectations," said Clover Health CFO Peter Kuipers. "Our results and strong underlying business fundamentals further reinforce our conviction in 2025, and we will continue to strategically invest into our growth model, manage our new and returning member cohorts, and expand Clover Assistant’s reach, to enhance our already strong competitive positioning in 2026 and beyond."

Key Company highlights are as follows:

Dollars in Millions	1Q25	1Q24	Change (%)
Insurance revenue	$456.9	$341.7	33.7%
Total revenues	462.3	346.9	33.3%
Insurance net medical claims incurred	367.9	266.1	38.3%
Salaries and benefits plus General and administrative expenses ("SG&A")	109.7	103.8	5.7%
Adjusted Salaries and benefits plus General and administrative expenses ("Adjusted SG&A")(1)	83.1	74.9	10.9%
Adjusted SG&A as a % of Total revenues	18.0%	21.6%	(360 bps)
Net loss from continuing operations	$(1.3)	$(23.2)	94.4%
Adjusted Net income from continuing operations(1)(2)	25.3	6.0	321.7%
Adjusted EBITDA(1)	25.8	6.8	279.4%
Average medicare advantage membership(5)	101,959	79,265	28.6%
Insurance BER(3)	86.1%	83.2%	290 bps
Total cash, cash equivalents, and investments	$390.8	$440.3	(11.2)%
1,2,3,4,5
Financial Outlook
For full-year 2025, Clover Health is improving its guidance as follows:

	Current 2025 Guidance	Previous 2025 Guidance
Insurance revenue	$1.800 billion - $1.875 billion	$1.800 billion - $1.875 billion
Adjusted SG&A(4)	$355 million - $365 million	$355 million - $365 million
Adjusted SG&A as a % of Total revenues	19% - 20%	19% - 20%
Adjusted EBITDA(4)	$50 million - $70 million	$45 million - $70 million
Adjusted Net income(2)(4)	$50 million - $70 million	$45 million - $70 million
Average Medicare Advantage membership	103,000 - 107,000	103,000 - 107,000
Insurance BER(4)	87% - 88%	87% - 88%
1 Adjusted SG&A (Non-GAAP), Adjusted EBITDA (Non-GAAP), and Adjusted Net income from continuing operations (Non-GAAP) are Non-GAAP financial measures. Reconciliations of Adjusted SG&A (Non-GAAP) to SG&A, Adjusted EBITDA (Non-GAAP) to Net loss from continuing operations, and Adjusted Net income from continuing operations (Non-GAAP) to Net loss from continuing operations, respectively, the most directly comparable GAAP measures, are provided in the tables immediately following the consolidated financial statements below. Additional information about the Company's Non-GAAP financial measures can be found under the caption "About Non-GAAP Financial Measures" below and in Appendix A.
2 Adjusted Net income from continuing operations is a Non-GAAP financial measure. A reconciliation of Adjusted Net income from continuing operations to Net loss from continuing operations, the most directly comparable GAAP measure, is provided in a table immediately following the consolidated financial statements below. Additional information about the Company's Non-GAAP financial measures can be found under the caption "About Non-GAAP Financial Measures" below and in Appendix A. In the fourth quarter of 2024, the Company began presenting Adjusted Net income from continuing operations. Management believes that Adjusted Net income from continuing operations is helpful to investors in understanding and evaluating our operating performance and trends, as well as in assessing the Company’s financial performance in the same manner as our management and our board of directors.
3 Insurance Benefits Expense Ratio (“BER”) is a Non-GAAP financial measure. A reconciliation of Insurance BER to Insurance Net medical claims incurred, net, the most directly comparable GAAP measure, is provided in a table immediately following the consolidated financial statements below. Additional information about the Company's Non-GAAP financial measures can be found under the caption "About Non-GAAP Financial Measures" below and in Appendix A. In the second quarter of 2024, the Company began presenting Insurance BER. Management believes that by adding quality improvement expenses into the Insurance BER calculation, it offers a clearer and more accurate representation of our investment in healthcare quality and member engagement, and more fully captures the cost of maintaining and enhancing the quality of care for our members.
4 Reconciliations of projected Adjusted SG&A (Non-GAAP) to projected SG&A, projected Adjusted EBITDA (Non-GAAP) to Net income, and projected Adjusted Net income (Non-GAAP) to Net income, the most directly comparable GAAP measures, are not provided because Stock-based compensation, which is excluded from Adjusted SG&A (Non-GAAP), Adjusted EBITDA (Non-GAAP), and Adjusted Net income (Non-GAAP), cannot be reasonably calculated or predicted at this time without unreasonable efforts. A reconciliation of projected Insurance BER (Non-GAAP) to projected Net medical claims incurred, net, the most directly comparable GAAP measure, is not provided because quality improvements, which are included in Insurance BER (Non-GAAP), cannot be reasonably calculated or predicted at this time without unreasonable efforts. Additional information about the Company's Non-GAAP financial measures can be found under the caption “About Non-GAAP Financial Measures” below and in Appendix A.
5 Average Medicare Advantage membership represents the average membership during the three months included in the first quarter of 2025.

Lives under Clover Management

	March 31, 2025	March 31, 2024
Insurance members	103,418	79,527
Earnings Conference Call Details
Clover Health’s management will host a conference call to discuss its financial results on Tuesday, May 6, at 5:00 PM Eastern Time. To access the call via telephone, please dial 800-274-8461 (for U.S. callers) or 203-518-9814 (for callers outside the U.S.) and enter the conference ID: CLOVQ125. A live audio webcast will also be available online at: https://event.on24.com/wcc/r/4907810/54258C9AF223D84ADCF625A1618CDA44 and related presentation materials will be available at Clover Health’s Investor Relations website at investors.cloverhealth.com. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at the same web link and at Clover Health’s Investor Relations website at investors.cloverhealth.com, and will remain available for approximately 12 months.
Upcoming Investor Events & Conferences
•2025 Bank of America Healthcare Conference at 6:00 p.m. Eastern Time, Wednesday, May 14, 2025
•22nd Annual Craig-Hallum Institutional Investor Conference, Wednesday, May 28, 2025
Any live and archived webcasts and presentations associated with the conferences listed above may be accessed on Clover Health’s Investor Relations website at: investors.cloverhealth.com/news-and-events/investor-events-presentations.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events and Clover Health's future results of operations, financial condition, market size and opportunity, business strategy and plans, and the factors affecting our performance and our objectives for future operations. Forward-looking statements are not guarantees of future performance and you are cautioned not to place undue reliance on such statements. In some cases, you can identify forward looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "can," "could," "should," "would," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "outlook," "forecast," "guidance," "objective," "plan," "seek," "grow," "if," "continue" or the negative of these words or other similar terms or expressions that concern Clover Health's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this press release include, but are not limited to, the following: statements under "Financial Guidance" and statements regarding expectations relating to potential improvements in operating expenses, Adjusted SG&A, Insurance BER, and the number of Clover Health's Insurance members, as well as the statements contained in the quotations of our executive officers, future capital needs and other expectations as to future performance, operations and results (including our updated guidance for full-year 2025). Statements regarding our Adjusted EBITDA profitability and Adjusted Net income profitability are also forward-looking, and are based on our current targets which are preliminary and are derived from our 2025 financial outlook. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by forward-looking statements in this press release. Forward-looking statements involve a number of judgments, risks and uncertainties, including, without limitation, risks related to: our expectations regarding results of operations, financial condition, and cash flows; our expectations regarding the development and management of our business; any current, pending, or future legislation, regulations or policies that could have a negative effect on our revenue, profit margins, cash flows and business, including rules, regulations and policies relating to healthcare, Medicare generally and medical loss ratios; our ability to successfully enter new service markets and manage our operations; anticipated trends and challenges in our business and in the markets in which we operate; our ability to effectively manage our beneficiary base and provider network; our ability to maintain and increase adoption and use of Clover Assistant, including the expansion of Clover Assistant for external payors and providers under the brand name Counterpart Assistant; the anticipated benefits associated with the use of Clover Assistant, including our ability to utilize the platform to manage our medical expenses; our ability to maintain or improve our Star Ratings or otherwise continue to improve the financial performance of our business; our ability to develop new features and functionality that meet market needs and achieve market acceptance; our ability to retain and hire necessary employees and staff our operations appropriately; the timing and amount of certain investments in growth; the outcome of any known and unknown litigation and regulatory proceedings; our ability to maintain, protect, and enhance our intellectual property; general economic conditions and uncertainty; persistent high inflation and fluctuating interest rates; and geopolitical uncertainty and instability. Additional information concerning these and other risk factors is contained under Item 1A. “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 3, 2025, as such risks may be updated in our subsequent filings with the SEC. The forward-looking statements included in this press release are made as of the date hereof. Except as required by law, Clover Health undertakes no obligation to update any of these forward-looking statements after the date of this press release or to conform these statements to actual results or revised expectations.
About Non-GAAP Financial Measures
We use Non-GAAP measures in this release, including Insurance BER, Adjusted EBITDA, Adjusted Net income from continuing operations, Adjusted SG&A and Adjusted SG&A as a percentage of Total revenues. These Non-GAAP financial measures are provided to enhance the reader's understanding of Clover Health's past financial performance and our prospects for the future. Clover Health's management team uses these Non-GAAP financial measures in assessing Clover Health's performance, as well as in planning and forecasting future periods. These Non-GAAP financial measures are not computed according to GAAP, and the methods we use to compute them may differ from the methods used by other companies. Non-GAAP financial measures are supplemental to and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles in the United States ("GAAP") and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Readers are encouraged to review the reconciliations of these Non-GAAP financial measures to the comparable GAAP measures, which are attached to this release, together with other important financial information, including our filings with the SEC, on the Investor Relations page of our website at investors.cloverhealth.com.
For a description of these Non-GAAP financial measures, including the reasons management uses each measure, please see Appendix A: "Explanation of Non-GAAP Financial Measures."
The statements contained in this document are solely those of the authors and do not necessarily reflect the views or policies of CMS. The authors assume responsibility for the accuracy and completeness of the information contained in this document.

About Clover Health:
Clover Health (Nasdaq: CLOV) is a physician enablement technology company committed to bringing access to great healthcare to everyone on Medicare. This includes a focus on seniors who have historically lacked access to affordable, high-quality healthcare. Our strategy is powered by our software platform, Clover Assistant, which is designed to aggregate patient data from across the healthcare ecosystem to support clinical decision-making and improve health outcomes through the early identification and management of chronic disease. For our members, we provide PPO and HMO Medicare Advantage plans in several states, with a differentiated focus on our flagship wide-network, high-choice PPO plans. For healthcare providers outside Clover Health's Medicare Advantage plan, we extend the benefits of our data-driven technology platform to a wider audience via our subsidiary, Counterpart Health, and aim to enable enhanced patient outcomes and reduced healthcare costs on a nationwide scale. Clover Health has published data demonstrating the technology’s impact on Medication Adherence, better health outcomes in patients with Congestive Heart Failure, as well as the earlier identification and management of Diabetes and Chronic Kidney Disease.
Visit: www.cloverhealth.com
Investor Relations Contact:
Ryan Schmidt
investors@cloverhealth.com

Press Inquiries:
press@cloverhealth.com

CLOVER HEALTH INVESTMENTS, CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except share amounts)
(unaudited)

	March 31, 2025	December 31, 2024
Assets
Current assets
Cash and cash equivalents	$155,439	$194,543
Investment securities, available-for-sale (Amortized cost: 2025: $4,653; 2024: $27,153)	4,656	26,997
Investment securities, held-to-maturity (Fair value: 2025: $0; 2024: $15)	—	15
Accrued retrospective premiums	84,727	41,253
Healthcare receivables	53,529	51,539
Prepaid expenses	16,589	13,174
Other assets, current	16,469	15,603
Total current assets	331,409	343,124

Investment securities, available-for-sale (Amortized cost: 2025: $216,583; 2024: $203,147)	216,506	201,719
Investment securities, held-to-maturity (Fair value: 2025: $14,011; 2024: $13,913)	14,247	14,343
Property and equipment, net	5,026	5,307
Other intangible assets	2,990	2,990
Other assets, non-current	13,539	13,259
Total assets	$583,717	$580,742

Liabilities and Stockholders' Equity
Current liabilities
Unpaid claims	$151,038	$156,396
Accounts payable and accrued expenses	30,553	34,564
Accrued salaries and benefits	30,523	19,090
Other liabilities, current	3,539	3,466
Total current liabilities	215,653	213,516

Other liabilities, non-current	31,989	26,083
Total liabilities	247,642	239,599
Commitments and Contingencies
Stockholders' equity
Class A Common Stock, $0.0001 par value; 2,500,000,000 shares authorized at March 31, 2025 and December 31, 2024; 414,161,536 and 414,493,051 issued and outstanding at March 31, 2025 and December 31, 2024, respectively	41	41
Class B Common Stock, $0.0001 par value; 500,000,000 shares authorized at March 31, 2025 and December 31, 2024; 92,375,003 and 89,032,305 issued and outstanding at March 31, 2025 and December 31, 2024, respectively	9	9
Additional paid-in capital	2,603,123	2,576,471
Accumulated other comprehensive loss	(74)	(1,584)
Accumulated deficit	(2,204,077)	(2,202,803)
Less: Treasury stock, at cost; 25,655,588 and 18,752,947 shares held at March 31, 2025 and December 31, 2024, respectively	(62,947)	(30,991)
Total stockholders' equity	336,075	341,143
Total liabilities and stockholders' equity	$583,717	$580,742

CLOVER HEALTH INVESTMENTS, CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
(Dollars in thousands, except per share and share amounts)
(unaudited)

	Three Months Ended March 31,
	2025	2024
Revenues:
Premiums earned, net (Net of ceded premiums of $95 and $101 for the three months ended March 31, 2025 and 2024 respectively)	$456,906	$341,722
Other income	5,425	5,200
Total revenues	462,331	346,922

Operating expenses:
Net medical claims incurred	353,442	265,162
Salaries and benefits	59,022	59,223
General and administrative expenses	50,675	44,569
Depreciation and amortization	466	318
Restructuring costs	—	353
Total operating expenses	463,605	369,625
Loss from continuing operations	(1,274)	(22,703)

Loss on investment	—	467
Net loss from continuing operations	(1,274)	(23,170)
Net income from discontinued operations	—	4,000
Net loss	$(1,274)	$(19,170)

Per share data:
Basic and diluted weighted average number of class A and class B common shares and common share equivalents outstanding	497,056,331	486,374,644
Continuing operations:
Basic and diluted loss per share	$—	$(0.05)
Discontinued operations:
Basic and diluted earnings per share	$—	$0.01

Net unrealized gain (loss) on available-for-sale investments	1,510	(190)
Comprehensive income (loss)	$236	$(19,360)

CLOVER HEALTH INVESTMENTS, CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)
(unaudited)

	Three Months Ended March 31,
	2025	2024
Cash flows from operating activities:
Net loss	$(1,274)	$(19,170)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization expense	466	318
Stock-based compensation	26,437	28,798
Accretion, net of amortization	(437)	(671)
Change in accrued interest earned	540	(153)
Net realized gains on investment securities	(42)	(190)
Loss on investment	—	467
Changes in operating assets and liabilities:
Accrued retrospective premiums	(43,474)	(48,531)
Prepaid expenses	(3,415)	(2,343)
Other assets	(1,147)	(9,622)
Healthcare receivables	(1,990)	(19,703)
Unpaid claims	(5,358)	102,383
Accounts payable and accrued expenses	(4,011)	(1,776)
Accrued salaries and benefits	11,433	7,376
Other liabilities	5,979	(3,229)
Net cash (used in) provided by operating activities from continuing operations	(16,293)	33,954
Net cash used in operating activities from discontinued operations	—	(8,019)
Net cash (used in) provided by operating activities	(16,293)	25,935
Cash flows from investing activities:
Purchases of short-term investments, available-for-sale, and held-to-maturity securities	(33,169)	(24,105)
Proceeds from sales of short-term investments and available-for-sale securities	16,483	—
Proceeds from maturities of short-term investments and available-for-sale securities	25,801	33,735
Purchases of property and equipment	(185)	(445)
Net cash provided by investing activities	8,930	9,185
Cash flows from financing activities:
Issuance of common stock, net of early exercise liability	215	—
Treasury stock acquired	(13,659)	(3,359)
Repurchases of common stock	(18,297)	—
Net cash used in financing activities	(31,741)	(3,359)
Net (decrease) increase in cash and cash equivalents	(39,104)	31,761
Cash and cash equivalents, beginning of period	194,543	176,494
Cash and cash equivalents, end of period	$155,439	$208,255

Operating Segments
(in thousands)
(unaudited)

	Three Months Ended March 31,
Insurance Segment	2025	2024
Premiums earned, net (net of ceded premiums)	$456,906	$341,722
Less:
Net medical claims incurred	367,887	266,076
Salaries and benefits	58,329	58,335
General and administrative expenses	50,080	43,901
Segment net loss	$(19,390)	$(26,590)

CLOVER HEALTH INVESTMENTS, CORP.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ADJUSTED SG&A (NON-GAAP) RECONCILIATION
(in thousands)(1)
(unaudited)

	Three Months Ended March 31,
	2025	2024
Salaries and benefits	$59,022	$59,223
General and administrative expenses	50,675	44,569
Total SG&A (GAAP)	109,697	103,792
Adjustments
Stock-based compensation	(26,437)	(28,798)
Non-recurring legal expenses and settlements	(153)	(54)
Adjusted SG&A (Non-GAAP)	$83,107	$74,940

Total revenues (GAAP)	$462,331	$346,922
Adjusted SG&A (Non-GAAP) as a percentage of Total revenues	18.0%	21.6%
(1) The table above includes Non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these Non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ADJUSTED EBITDA (NON-GAAP) RECONCILIATION
(in thousands)(1)
(unaudited)

	Three Months Ended March 31,
	2025	2024
Net loss from continuing operations (GAAP):	$(1,274)	$(23,170)
Adjustments
Depreciation and amortization	466	318
Loss on investment	—	467
Stock-based compensation	26,437	28,798
Restructuring costs	—	353
Non-recurring legal expenses and settlements	153	54
Adjusted EBITDA (non-GAAP)	$25,782	$6,820
(1) The table above includes Non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these Non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ADJUSTED NET INCOME FROM CONTINUING OPERATIONS (NON-GAAP) RECONCILIATION
(in thousands)(1)
(unaudited)

	Three Months Ended March 31,
	2025	2024
Net loss from continuing operations (GAAP)	$(1,274)	$(23,170)
Adjustments
Stock-based compensation	26,437	28,798
Restructuring costs	—	353
Non-recurring legal expenses and settlements	153	54
Adjusted Net income from continuing operations (non-GAAP)	$25,316	$6,035
(1) The table above includes Non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these Non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
INSURANCE BENEFITS EXPENSE RATIO (NON-GAAP) RECONCILIATION
(in thousands)(1)
(unaudited)

	Three Months Ended March 31,
	2025	2024
Net medical claims incurred, net (GAAP):	$367,887	$266,076
Adjustments
Quality improvements	25,712	18,205
Insurance benefits expense, net (Non-GAAP)	$393,599	$284,281

Premiums earned, net (GAAP)	$456,906	$341,722
Insurance BER, net (Non-GAAP)	86.1%	83.2%
(1) The table above includes Non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these Non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP.
Appendix A
Explanation of Non-GAAP Financial Measures

Non-GAAP Definitions
Adjusted SG&A - A Non-GAAP financial measure defined by us as total SG&A less stock-based compensation and non-recurring legal expenses and settlements. We believe that Adjusted SG&A provides management, investors, and others a useful view of our operating spend as it excludes non-cash, stock-based compensation and expenses related to investments that management believes do not reflect the Company's core operating expenses. We believe that Adjusted SG&A as a percentage of Total revenues is useful to management, investors, and others because it allows us to measure our operational leverage as revenue scales.
Adjusted EBITDA - A Non-GAAP financial measure defined by us as net loss from continuing operations before depreciation and amortization, interest expense, change in fair value of warrants, loss on investment, stock-based compensation, premium deficiency reserve benefit, restructuring costs, impairment of goodwill and other intangible assets, and non-recurring legal expenses and settlements. Adjusted EBITDA is a key measure used by our management team and the board of directors to understand and evaluate our operating performance and trends, to prepare and approve our annual budget and to develop short and long-term operating plans. In particular, we believe that the exclusion of the amounts eliminated in calculating Adjusted EBITDA provide useful measures for period-to-period comparisons of our business. Accordingly, we believe that Adjusted EBITDA provides investors and others useful information to understand and evaluate our operating results in the same manner as our management and our board of directors.
Adjusted Net income from continuing operations - A Non-GAAP financial measure defined by us as Net income from continuing operations before stock-based compensation, premium deficiency reserve benefit, restructuring costs, impairment of goodwill and other intangible assets, and non-recurring legal expenses and settlements. Adjusted Net income from continuing operations is a key measure used by our management team and the board of directors to understand and evaluate our operating performance and trends. We believe that Adjusted Net income from continuing operations is helpful to investors in assessing the Company’s financial performance in the same manner as our management and our board of directors.
Insurance Benefits Expense Ratio - A Non-GAAP financial measure defined by us as Benefits Expense Ratio ("BER"). We calculate our Insurance BER by taking the total of Insurance net medical expenses incurred and quality improvements, and dividing that total by premiums earned on a net basis, in a given period. Quality improvements include expenses associated with activities that improve health outcomes, as defined by the U.S. Department of Health and Human Services ("HHS"), as well as those directly tied to enhancing healthcare quality, such as the Company's spend on health information technology, wellness and prevention programs, initiatives to reduce hospital readmissions, and our clinically focused Member Rewards program. We believe our Insurance BER is useful to management, investors, and others because it offers a clearer and more accurate representation of our investment in healthcare quality and member engagement, and gives a comprehensive view of costs related to maintaining and improving the quality of care of our members, which is crucial for sustaining member satisfaction and adherence to treatment regimens.